Exhibit 99.1

[Conformed Copy]

WARRANT PURCHASE AGREEMENT

THIS WARRANT PURCHASE AGREEMENT (this "Agreement") is made and entered into as of May 28, 2008, by and among, Aon Alexander & Alexander U.K. Pension Scheme with an address of c/o Aon Consulting Limited, Carnegie House, 21 Peterborough Road, Harrow, Middlesex HA1 2AJ; Aon Bain Hogg Pension Scheme with an address of c/o Xafinity Consulting, 110 Fenchurch Street, London EC3M 5JT; Aon Minet Pension Scheme with an address of c/o Aon Consulting Limited, Netherton House, 25 Marsh Street, Bristol BS1 4AQ; Aon U.K. Pension Scheme with an address of c/o Aon Consulting Limited, Briarcliff House, Kingsmead, Farnborough GU14 7TE and Jenner Fenton Slade 1980 Scheme with an address of c/o Jardine Lloyd Thompson, 1 Portsoken Street, London E1 8LN, each a pension scheme organized in the United Kingdom (individually, a “Seller” and collectively, the "Sellers") and Endurance Specialty Holdings Ltd., an exempted company organized in Bermuda (the "Company").

WHEREAS, each respective Seller desires to sell to the Company, and the Company desires to purchase from each respective Seller, the number of warrants exercisable for ordinary shares, par value US$1.00 per share (“Ordinary Shares”), of the Company having an exercise price as of the date hereof of $15.62 per Ordinary Share, set forth opposite such Seller’s name on Schedule 1 hereto under the heading, “To be Sold” (collectively, the "Warrants"), for the amount set forth opposite such Seller’s name on Schedule 1 hereto under the heading, “Value per Warrant”, and subject to the terms, conditions, promises, representations and warranties set forth herein; and

WHEREAS, the parties hereto desire to set forth herein the terms and conditions of their agreements and understandings.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1.        Sale and Transfer of the Warrants. Each respective Seller hereby sells, assigns, transfers, conveys and delivers such Seller’s respective Warrants to the Company.

2.         Instruments of Conveyance and Transfer. At or prior to the Closing, each respective Seller shall have delivered to the Company (i) such Seller’s respective Warrants, or copies thereof, endorsed in blank or accompanied by an assignment separate from certificate executed in blank and in such form reasonably satisfactory to the Company as shall be effective to vest in the Company good and valid title to such Seller’s respective Warrants, free and clear of any option, call, contract, commitment, demand, lien, charge, security interest or encumbrance whatsoever and (ii) instructions regarding the delivery of new warrants for the purchase of the remaining aggregate number of Ordinary Shares not being purchased from the Company. Each respective Seller shall at any time, and from time to time, after the date hereof, execute, acknowledge and deliver all further assignments, transfers, and any other such instruments of conveyance, upon the reasonable request of the Company, to confirm the sale of the Warrants hereunder.

3.         Payment by Buyer. The Company is purchasing all the Warrants at an aggregate total purchase price of US$8,910,000.00 (the “Purchase Price”), payable by wire transfer of immediately available funds to the respective Sellers in the respective amounts shown under “Amount Due to Scheme” on Schedule 1.  In determining the Purchase Price for the respective Warrants being sold hereunder, the values in Schedule 1 will be based upon the closing market price per Ordinary Share on the New York Stock Exchange, as reported on its consolidated transaction reporting system, as of the date hereof (the “Closing Price”) less one-half (½) percent of the Closing Price.

4.         Closing. The transactions contemplated herein shall close on the first business day following the date hereof (the “Closing”), at which time, upon delivery by each respective Seller of such documents as required pursuant to Section 2 hereof, the Company shall deliver the portion of the Purchase Price payable to each respective Seller by wire transfer of immediately available funds to such account or accounts as provided in writing to the Company by such Seller.

5.         Representations and Warranties of Seller. Each Seller, severally and not jointly, represents and warrants with respect to itself only that:

(a)        Such Seller has the full, absolute and entire power and legal right to execute, deliver and perform this Agreement.

(b)       The execution and delivery by such Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on part of such Seller.

(c)        When duly and validly executed, this Agreement will constitute a legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms.

(d)       Such Seller’s respective Warrants are owned of record and beneficially by such Seller, free and clear of any option, call, contract, commitment, demand, lien, charge, security interest or encumbrance whatsoever.

6.         Representations and Warranties of the Company. The Company represents and warrants to each Seller that:

(a)        The Company has the full, absolute and entire power and legal right to execute, deliver and perform this Agreement.

(b)       The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on part of the Company and when duly and validly executed, this Agreement will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

7.         Acknowledgments. Each Seller, severally and not jointly, acknowledges with respect to itself only that:

(a)        Such Seller has not relied upon any representations (whether oral or written) with respect to the Company or such Seller’s respective Warrants or the underlying Ordinary Shares other than as set forth in this Agreement.

(b)       Such Seller has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. Such Seller has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms of this transaction. Such Seller believes that it has received all the information it considers necessary or appropriate for deciding whether to sell such Seller’s respective Warrants.

(c)        Such Seller represents that it (i) is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended ("Regulation D"), and has such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating independently the merits, risks and suitability of entering into this Agreement and the transactions contemplated hereby, (ii) is able to bear the risks attendant to the transactions contemplated hereby, and (iii) is dealing with the Company on a professional arm's-length basis as defined in Regulation D.

(d)       Such Seller acknowledges and agrees that it has had a full and complete opportunity to consult legal, tax and business advisors and has in fact consulted such advisors with respect to this Agreement and any matters contemplated hereunder. Such Seller further acknowledges that it has not engaged or employed any broker or finder in connection with the transactions referred to herein except for Morgan Stanley & Co., the fees and charges of which will be paid by or on behalf of such Seller, and that the sale of the Warrants has been privately negotiated by such Seller and the Company.

8.         Governing Law. This Agreement shall be construed in accordance with the laws of Bermuda.

9.          Invalidity or Unenforceability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

10.       Benefits and Burdens. This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective estates, executors, administrators, legatees, heirs, and personal and legal representatives, successors and permitted assigns.

11.       Change; Waiver. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party waiving its rights. The failure of any party at any time to insist upon, or any delay by any party at any time to insist upon, strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

12.       Entire Agreement. This Agreement sets forth all of the promises, agreement, conditions, understandings and covenants between the parties hereto with respect to the subject matter referred to herein, and there are no promises other than as set forth herein. Any and all prior agreements with respect to such subject matter are hereby revoked. This Agreement is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral or written, with respect to such subject matter.

13.       Headings. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

14.       Counterparts. This Agreement may be executed in any number of counterparts, which may be by facsimile, all of which counterparts taken together shall constitute one and the same instrument.

[Execution Page Follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

ENDURANCE SPECIALTY HOLDINGS LTD.

By:	/s/ John V. Del Col
John Del Col
General Counsel

SELLERS:

Signed for and on behalf of Aon Alexander and Alexander Pension Trustees Limited as trustee of AON ALEXANDER & ALEXANDER U.K. PENSION SCHEME

By:	/s/ Michael A. Conway
Michael A. Conway, Attorney-in-Fact

Signed for and on behalf of the Trustees of AON BAIN HOGG PENSION SCHEME

By:	/s/ Christopher Price
Name: Christopher Price
Trustee

By:	/s/ Michael Reynolds
Name: Michael Reynolds
Trustee

Signed for and on behalf of the Trustees of AON MINET PENSION SCHEME

By:	/s/ Michael A. Conway
Michael A. Conway, Attorney-in-Fact

Signed for and on behalf of Aon UK Trustees Limited as trustee of AON U.K. PENSION SCHEME

By:	/s/ Michael A. Conway
Michael A. Conway, Attorney-in-Fact

Signed for and on behalf of the Trustees of JENNER FENTON SLADE 1980 SCHEME

By:	/s/ Michael A. Conway
Michael A. Conway, Attorney-in-Fact